Exhibit 99.1

2015 EXECUTIVE TIME-BASED RESTRICTED STOCK UNIT AGREEMENT

PURSUANT TO THE ROUNDY’S, INC. 2012 INCENTIVE COMPENSATION PLAN

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Participant:

Grant Date:             , 2015

Number of Restricted Stock Units Granted:

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THIS EXECUTIVE TIME-BASED RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Roundy’s, Inc., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Roundy’s, Inc. 2012 Incentive Compensation Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the shares of Restricted Stock Units (“RSUs”) provided herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Stock Unit Award. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Common Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement. Subject to Section 5 hereof, the Participant shall not have the rights of a stockholder in respect of the shares underlying this Award until such shares are delivered to the Participant in accordance with Section 4 hereof.

3. Vesting.

(a) The RSUs subject to this grant shall become unrestricted and vested as follows, provided that the Participant has not incurred a Termination (other than if the Participant Retires) prior to each such vesting date:

1) 2015 Time Vesting Shares. [X Shares] of the RSUs (“2015 Time Vesting Shares”) shall vest based on the following, so long as the Participant has not incurred a Termination (other than if the Participant Retires) prior to such vesting date:

Vesting Date	Percent of 2015 Time Vesting Shares Only
First anniversary of the Grant Date	33.34%
Second anniversary of the Grant Date	33.33%
Third anniversary of the Grant Date	33.33%

(A) In the event that the Participant Retires (as defined below) prior to an anniversary of the Grant Date, a percent of the 2015 Time Vesting Shares that are scheduled to vest at the next anniversary of the Grant Date following the Participant’s last date of service to the Company (the “Participant’s Last Service Date”), shall vest in an amount equal to 33.33% multiplied by the quotient of (i) the number of days between the immediate prior anniversary of the Grant Date (or the Grant Date itself if no anniversary has occurred yet) and the Participant’s Last Service Date, over (ii) 365.

(B) “Retires” shall mean a voluntary Termination by the Participant if the Participant is age 65 or older, or age 55 to 64 with at least ten (10) years of service to the Company.

2) Retention Shares. [X Shares] of the RSUs (“Retention Shares”) shall vest based on the following, so long as the Participant has not incurred a Termination (other than if the Participant Retires) prior to such vesting date:

Vesting Date	Percent of Retention Shares Only
First anniversary of the Grant Date	25%
Second anniversary of the Grant Date	25%
Third anniversary of the Grant Date	25%
Fourth Anniversary of the Grant Date	25%

(A) In the event that the Participant Retires (as defined above in Section 3(a)(1)(B)) prior to an anniversary of the Grant Date, a percent of the Retention Shares that are scheduled to vest at the next anniversary of the Grant Date following the Participant’s Last Service Date, shall vest in an amount equal to 25% multiplied by the quotient of (i) the number of days between the immediate prior anniversary of the Grant Date (or the Grant Date itself if no anniversary has occurred yet) and the Participant’s Last Service Date, over (ii) 365.

(b) Committee Discretion to Accelerate Vesting. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the RSUs at any time and for any reason; provided, however, that for the avoidance of doubt, the acceleration of any vesting of the RSUs shall not accelerate or modify the applicable dates upon which Common Stock is delivered, as provided in Section 4.

(c) Change in Control. Upon the occurrence of a Change in Control that is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code (a “409A Change in Control”), so long as the Participant has not incurred a Termination prior to such 409A Change in Control, 100% of the RSUs shall vest.

(d) Forfeiture. Subject to the Committee’s discretion to accelerate vesting hereunder, all unvested RSUs shall be immediately forfeited upon the Participant’s Termination for any reason.

4. Delivery of Common Stock.

(a) Vesting of RSUs. Subject to the provisions of Section 4(c), within thirty (30) days following the scheduled vesting date of the RSUs provided in Section 3(a)(1) and Section 3(a)(2), the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that have become vested on or prior to the applicable vesting date; provided, however, that, for the avoidance of doubt, in the event that the Participant Retires, any RSUs that become vested upon the date that such Participant Retires, determined in accordance with Section 3(a)(1)(A) and Section 3(a)(2)(A), shall be settled at the same time that such RSUs would have settled had the Participant not incurred a Termination.

(b) Change in Control. Subject to the provisions of Section 4(c), within thirty (30) days following a 409A Change in Control, the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that have become vested prior to such time, determined in accordance with Section 3(c).

(c) Blackout Periods. If the Participant is subject to any Company “blackout” policy or other trading restriction imposed by the Company on the date such distribution would otherwise be made pursuant to Section 4 hereof, such distribution may, at the discretion of the Company be instead made on the earlier of (i) the date that the Participant is not subject to any such policy or restriction and (ii) the later of (A) the end of the calendar year in which such distribution would otherwise have been made and (B) a date that is immediately prior to the expiration of two and one-half months following the date such distribution would otherwise have been made hereunder.

5. Dividends and Other Distributions. Cash dividends on shares of Common Stock issuable hereunder shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such cash dividends shall not be deemed to be reinvested in shares of Common Stock and shall be held uninvested and without interest and paid in cash at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Stock dividends on shares of Common Stock shall be credited to a dividend book entry account on behalf of the Participant with respect to each RSU granted to the Participant, provided that such stock dividends shall be paid in shares of Common Stock at the same time that the shares of Common Stock underlying the RSUs are delivered to the Participant in accordance with Section 4. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares. For the avoidance of doubt, no dividends (whether in cash or in stock) shall be paid on account of any Common Stock underlying an RSU unless such RSU becomes vested in accordance with Section 3.

6. Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with Section 4 and the Participant has become the holder of record of the vested shares of Common Stock issuable hereunder.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any minimum statutorily required withholding obligation with regard to the Participant shall be satisfied by reducing the amount of shares of Common Stock otherwise deliverable to the Participant hereunder.

9. Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.

10. Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to the shares of Common Stock issuable hereunder and the Company is under no obligation to register the shares of Common Stock (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of vested Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11. Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

12. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

13. Acceptance. As required by Section 8.2 of the Plan, the Participant shall forfeit the RSUs if the Participant does not execute this Agreement within a period of 60 days from the date that the Participant receives this Agreement (or such other period as the Committee shall provide).

14. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

16. Compliance with Laws. The grant of RSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Common Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the settlement provisions of the RSUs contained in this Agreement are intended to be compliant with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Participant agrees and acknowledges that the Company makes no representations with respect to the application of Section 409A of the Code and other tax consequences to any payments hereunder and, by entering into this Agreement, Participant agrees to accept the potential application of Code Section 409A and the other tax consequences of any payment made hereunder.

18. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

19. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

21. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

22. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

23. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ROUNDY’S, INC.

By:
Name:	Edward G. Kitz
Title:	GVP – Legal, Risk & Treasury

PARTICIPANT

Name:
Social Security Number: